1 Cowen and Company Metals, Mining & Materials Conference November 11, 2014 Exhibit 99.1

2 Company Overview All financial data are for the three and nine months ended September 30, 2014 and for the 12 months ended December 31, 2013. Data are presented in millions of U.S. dollars except for earnings per share. Additional information is available at www.olin.com. Winchester Chlor Alkali A Leading North American Producer of Chlorine and Caustic Soda Q3’14 9Mo’14 FY 2013 Revenue: $ 329 $ 996 $ 1,331 EBITDA: $ 52 $ 180 $ 306 A Leading North American Producer of Small Caliber Ammunition Q3’14 9Mo’14 FY 2013 Revenue: $ 210 $ 591 $ 778 EBITDA: $ 42 $ 121 $ 158 Revenue: $ 594 $ 1,741 $ 2,515 Adj. EBITDA: $ 93 $ 284 $ 425 EPS (Diluted): $ .33 $ 1.16 $ 2.21 Olin Q3 2014 9Mos 2014 FY 2013 Olin Corporation A Leading Distributor of Caustic Soda and Midwest Bleach Producer Q3’14 9Mo’14 FY 2013 Revenue: $ 77 $ 221 $ 406 EBITDA: $ 5 $ 12 $ 25 Chemical Distribution

3 Investment Rationale • Leading Positions In: Chlorine and Caustic Soda Industrial Bleach Burner Grade Hydrochloric Acid Small Caliber Ammunition • History of Successful Acquisitions and Delivering Synergies: Pioneer Companies – August 31, 2007 SunBelt – February 28, 2011 K. A. Steel Chemicals Inc. – August 22, 2012 • Compelling Financials: Strong EBITDA and Free Cash Flow Solid Balance Sheet Fully Funded Pension Plan, No Material Debt Maturities Until 2016 352nd Consecutive Quarterly Common Dividend Declared

4 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 Est 334 Growing EBITDA • Olin has successfully completed the immediately accretive acquisitions of Pioneer, SunBelt and KA Steel • Downstream bleach and HCl growth have increased earnings and margins • Winchester is benefiting from high customer demand and lower costs • Centerfire relocation to MS increasing Winchester EBIT with $35 to $40 million expected annually by 2016 • FY 2013 EBITDA of $425 million was the highest level of EBITDA in the Company’s 100+ year history • FY 2014 EBITDA is expected to be in the $345 to $365 million range Olin Five Year Trailing Adjusted EBITDA 151 180 269 234 254 276 308 322 8%CAGR

5 • Bleach Initiative – HyPure® plants in McIntosh, AL & Niagara Falls, NY were completed in 2012; and a Henderson, NV plant was completed in 2013; all are operating at full rate – We are capable of converting more than 17% of our chlor-alkali capacity into higher margin bleach – In 2013, bleach consumed 10% of total system ECU capacity • Hydrochloric Acid – A new HCl burner was put into service at our Henderson, NV facility in 2013 raising our ability to convert 13% of our chlorine capacity into HCl – In 2013, HCl consumed 7% of our total system chlorine capacity • Winchester Centerfire Relocation – Less than 4 years into a 5 year project, all pistol ammunition and 60% of rifle ammunition is being produced in Oxford, MS – Relocation cost savings in 2014 are expected to be in the $25 million range, and $35 to $40 million annually upon completion beginning in 2016 Capital Projects Driving EBITDA Growth

6 Chlor Alkali Process ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen. North American Position Percent of 2013 Revenue #2 #1 Industrial #1 Merchant #1 Burner Grade 54% 12% 4% 10% 19% 1% Raw Materials BRINE + ELECTROLYSIS = PRODUCTS Caustic Soda – 1.13 Tons (Sodium Hydroxide) (Potassium Hydroxide) Bleach (Sodium Hypochlorite) Chlorine – 1 Ton Potassium Chloride or Sodium Chloride KOH – 1.59 Tons HCl (Hydrochloric Acid) Hydrogen Gas - .03 Tons KOH or Caustic Soda Chlorine Hydrogen #4

7 North American Chlor Alkali Producers & Technologies 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Dow Oxy* Axiall* Olin* Shintech Formosa Westlake Bayer PMV* U.S. Mag* Canexus* Iquisa Others N or th A m er ican C h lor ine Prod u ct ion C apac it y by P roduce r (0 0 0 ECU ) Other Mercury Salt to Bleach Membrane Diaphragm 3,895 3,779 2,399 2,047 1,060 1,002 625 341 323 248 231 216 947 * Indicates routine seller of merchant chlorine via rail car (Mexichem)

8 Diverse Customer Base Chlorine Caustic Soda North American Industry Olin Corporation Source: IHS and Olin 2013 demand. Chlorine: “Inorganics” includes: Titanium dioxide and bromine. Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

9 Location 12/31/13 Chlorine Capacity (000s ST) McIntosh, AL 426 Diaphragm McIntosh, AL - SunBelt 352 Membrane Becancour, Quebec 297 Diaphragm 65 Membrane Niagara Falls, NY 300 Membrane Charleston, TN 208 Membrane St. Gabriel, LA 246 Membrane Henderson, NV 153 Diaphragm Total 2,047 Membrane 57% Diaphragm 43% Olin’s Geographic Advantage  Access to regional customers including bleach and water treatment  Access to alternative fuel sources provides a balanced energy portfolio  Hydroelectric, coal, natural gas and nuclear 32 49 55 25 57 18 60 8 29 2 53 30 35 43 39 44 54 41 17 Chlor Alkali Plants Bleach Plants Chlor Alkali & Bleach Plants Tacoma, WA Tracy, CA Santa Fe Springs, CA Henderson, NV St. Gabriel, LA McIntosh, AL Charleston, TN Niagara Falls, NY Becancour Quebec Augusta, GA Lemont, IL

10 Industrial Bleach Initiative • Appeal of Industrial Bleach – Bleach utilizes both chlorine and caustic soda in an ECU ratio – Growing demand is seasonal, but not cyclical – Bleach commands a premium price over an ECU • Olin Advantages – Regional nature of the bleach business benefits Olin’s geographic profile – Olin’s proprietary railcar technology extends geographic reach – KA Steel’s Midwest bleach manufacturing & distribution completes coverage • Olin Actions – Olin is the leading North American bleach producer – Our 3 new HyPure® bleach investments have added 50% more bleach capacity to the Olin system, extending product shelf life and lowering freight costs – We expect 2014 bleach shipments will be 4% higher than 2013 shipments

11 23% CAGR Bleach Growth is a Key Objective • Olin bleach volumes have delivered steady growth since 2006 • Key bleach target segments include waste and drinking water treatment, consumer products, food, farming and pool chemicals • Our capacity to convert ECUs into higher margin bleach now exceeds 17% • Olin HyPure® bleach and proprietary rail car design provides: • Increased product stability and extended shelf life • A potential new category of downstream consumer products • Reduced transportation costs • Expanded bleach shipping radius • An enhancement to our geographic advantage over competitors Olin’s Bleach Accomplishments

12 Hydrochloric Acid • Olin is the leading producer of Burner-grade HCl in North America with 5 manufacturing locations in the United States and Canada • Currently 25% of HCl supply is “Burner-grade” or “on-purpose” HCl • By-product HCl accounts for 75% of the market supply, but availability is subject to urethane and fluorocarbon demand • Burner grade HCl is a reliable source, and while a small cost component in oil and gas exploration, is critical to the process • HCl is used in processing steel, artificial sweeteners, pharmaceuticals, food, ores and minerals; and in water, wastewater and brine treatments • In 2013, Olin converted 7% of its chlorine into higher margin HCl, and now has the capability to consume 13% of its chlorine to make HCl • Q3 2014 HCl shipments were 3% higher than Q3 2013 shipments

13 2006 2007 2008 2009 2010 2011 2012 2013 2014E Olin HCl Historical Sales Volume (DT) Growing HCl Demand North American HCl Supply • Burner acid expansions represent the majority of new supply coming online, approaching 13% of 2014 capacity • Burner operating rates are higher than by- product, supplying approximately 25% of North American demand • By-product HCl availability is less reliable • Olin is ideally positioned to serve the West & North through our expanded rail fleet and distribution capabilities North American HCl Demand • Oil and gas exploration and production continues to grow as transportation infrastructure catches up with demand • Steel industry is recovering, but utilization rates remain low with growing imports • Diverse, smaller demand segments are tracking with GDP growth 15% CAGR

14 EBITDA Improvement • Capacity rationalization • Olin Bleach and HCl initiatives have reduced the cyclicality of the business, and at the same time, increased profit margins • More than half of Q3 2014 earnings came from bleach and HCl sales • Trough EBITDA levels have improved approximately $200 million during the 2009-2010 trough period as compared to the 2002 trough period Higher Peaks and Higher Troughs 0 50 100 150 200 250 300 350 400 450 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Chlor Alkali Annual EBITDA 64 59 13 262 92 107 386 274 283 185 192 331 352 306

15 Chemical Distribution • KA Steel is a chemical distributor uniquely focused on the products produced by Olin’s Chlor Alkali business • KA Steel has generated $45 million of after-tax cash flow in the first two years of ownership by Olin • Chemical Distribution 2014 EBITDA is forecast to double by 2016 • Key Initiatives: • Growing sales of Olin-produced bleach, HCl and potassium hydroxide • Improving returns on caustic soda sales • In addition, we expect the Chlor Alkali business will realize $10 to $15 million of annual benefit from producing the co-products, as well as from logistics and infrastructure cost savings

16 Chemical Distribution • KA Steel caustic distribution infrastructure is a strong fit with Olin’s chlor alkali assets: • Mature supply relationships • 90,000 tons of storage capacity • Expanded geographic coverage • Logistical savings • Provides scale and flexibility • Access to new customers, regions and industry segments • Combined network is capable of supporting higher caustic volumes • KA Steel adds approximately 28,000 tons of bleach capacity 13 23 9 6 Only 3 locations out of 51 overlap

17 Winchester Brands Winchester Strategy • Cost Reduction – Centerfire relocation: – $17 million of cost savings realized in 2013 – Expect $25 million of cost savings in 2014 – Expect $35-$40 million lower annual operating costs beginning in 2016 • New Product Development – Continue to develop new product offerings – Maintain reputation as a new product innovator • Provide returns in excess of cost of capital Hunters & Recreational Shooters Products Retail Distributors Mass Merchants Law Enforcement Military Industrial Rifle      N/A Handgun      N/A Rimfire       Shotshell       Components      

18 Data Correlations • U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +94% (1999-2013) • U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +71% (1992-2012) • NICS Checks & U.S. Firearms Production: +93% (1999-2012) Strong Correlation Between Firearms & Ammunition Sales E.A. Arnold U.S. Commercial Ammunition Manufacturer Shipments1 1Estimated based on National Shooting Sports Foundation (NSSF) Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates. 2Reflect the FBI’s National Instant Criminal background check System statistics (NICS). 3Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives’ Annual Firearms Manufacturing and Export Reports. Latest data available for 2012. Increased Gun Control Concerns (Assault Weapons Ban/Brady Bill Enacted / Ammunition Shortage Rumors) Concerns of Y2K- related issues Post-9/11 Effect Increased participation & consumer stockpiling driven by: • Price increases • Caliber-specific shortages • Political uncertainty • Personal security concerns Expiration of Assault Weapons Ban (SEPT-04) U.S. Firearms Production3 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 U.S. Gun Sale Background Checks (NICS)2

19 Growing Shooting Sports Participation Has Increased Installed Base

20 0 20 40 60 80 100 120 140 160 180 2006 2007 2008 2009 2010 2011 2012 2013 9Mo'14 Winchester Is Growing • The surge that began in Q4 2012 continued through 2013 resulting in record full year EBITDA • Pistol and rimfire ammunition demand remains robust • Commercial backlog at Q3 2014 was approximately $195 million, Q3 2012 commercial backlog was $90 million • Centerfire relocation cost savings: - $17 million in 2013, - Expect $25 million in 2014, - Expect $35 to $40 million annually beginning in 2016 • After completion, we expect that Winchester will generate $125 million of annual EBITDA in a normal, non-surge period 30% CAGR Annual EBITDA 158 69 73 78 42 36 25 49 121

21 Centerfire Relocation • The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010 • The 500,000 square foot facility was opened in October 2011, the relocation of pistol ammunition manufacturing is complete, rifle manufacturing has been initiated, and the project is on schedule and on budget to be completed late 2015 or early 2016 • Year-over-year 2013 profit improvement resulting from the relocation savings were approximately $22 million (2013 savings of $17 million vs. 2012 additional cost of $5 million) • Through Q3 2014, relocation cost savings were $17 million and full year 2014 savings are expected in the $25 million range • We continue to expect $35 to $40 million in lower annual operating costs beginning in 2016

22 Strong Balance Sheet • Sept. 30, 2014 cash of $267 million reflects 9 months spending on: • $50 million of Capital Expenditures; • $80 million of normal, seasonal working capital needs; and • $92 million distributed to shareholders in the form of common stock dividends and common share repurchases • No material debt maturities until 2016, and total debt due between now and 6/1/16 is approximately $30 million • In August we replaced $150 million of 8.875% debt with a variable rate term loan, current interest rate on term loan is less than 2% • The Olin defined benefit pension plans are frozen and remain fully funded with no contributions expected for several years • 2014 CAPEX forecast has been reduced to approximately $75 million • 2014 Depreciation and Amortization is expected to be $140 million

23 • Full year 2014 EBITDA is expected to be $345 to $365 million • Focused growth in the less cyclical and higher value Bleach, HCl and Potassium Hydroxide co-products accounted for more than 50% of Chlor Alkali earnings in Q3 2014 • While we believe that we are in the trough part of a cycle, Chlor Alkali has generated $180 million of EBITDA year-to-date • Sequential improvements in Chemical Distribution driven by profit improvement measures and increased sales of Olin produced Bleach and HCl give us confidence that we can double EBITDA in 2 years • Winchester generated second highest level of quarterly EBITDA in its 100+ year history. Earnings in Q4 2014 are expected to be similar to Q4 2012 earnings which was the first quarter of the latest surge • With the higher level of active shooters and the increasing cost savings derived from the Oxford, MS relocation, we expect Winchester to generate $125 million of non-surge EBITDA annually Profit Outlook

24 Forward-Looking Statements This presentation contains estimates of future performance, which are forward-looking statements and actual results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2013 and Olin’s Third Quarter 2014 Form 10-Q. These reports are filed with the U.S. Securities and Exchange Commission.